                                                                    EXHIBIT 99.2


                       JOINT CEO/CFO CERTIFICATE REQUIRED
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned, the Chairman of the Board and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of Fortune Brands, Inc. (the "Company"), hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.



Dated:  November 14, 2002


                                            /s/ Norman H. Wesley
                                            ------------------------------------
                                            Norman H. Wesley
                                            Chairman of the Board and
                                            Chief Executive Officer




                                            /s/ C.P. Omtvedt
                                            ------------------------------------
                                            C.P. Omtvedt
                                            Senior Vice President and
                                            Chief Financial Officer